SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported) – May 11, 2004

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12130 Galveston Road (Hwy 3), Building 1, Webster, Texas	77598
(Address of principal executive offices)	(Zip Code)

(713) 558-5000

(Registrant’s telephone number, including area code)

601 13th Street, NW, Suite 900 South, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits

99.8	Press Release issued by SPACEHAB, Incorporated on May 11, 2004.

Item 12. Results of Operations and Financial Condition.*

On May 11, 2004, SPACEHAB, Incorporated issued a press release announcing the results for the third quarter of fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.8.

*	The information furnished under Item 12 of the Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SPACEHAB, INC.

By:	/s/ Brian K. Harrington
Brian K. Harrington
Senior Vice President, Finance
And Chief Financial Officer

Dated: May 11, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.8*	Press release, dated May 11, 2004, announcing the results for the third quarter of fiscal year 2004.

*	The information furnished under Item 12 of this Current Report on Form 8-K, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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